              FIRST AMENDMENT TO AMENDMENT AND RESTATEMENT
                          OF CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT ("FIRST AMENDMENT"), dated effective as of March 21, 1997, is made and entered into by and among 1st TECH CORPORATION, a Delaware corporation, DARKHORSE SYSTEMS, INCORPORATED, a Delaware corporation, and TANISYS TECHNOLOGY, INC., a Wyoming corporation (collectively the "BORROWERS"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("LENDER").

RECITALS:

     WHEREAS, Borrowers and Lender are parties to that certain Amendment and Restatement of Credit Agreement dated as of February 21, 1997 (the "CREDIT AGREEMENT"); and

     WHEREAS, Borrowers and Lender have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended in certain respects.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, Borrowers and Lender do hereby agree as follows:

     SECTION 1. GENERAL DEFINITIONS. Except as expressly modified by this First Amendment, capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

     SECTION 2. AMENDMENT OF TERMINATION DATE. The definition for "Termination Date" which is set forth in SECTION 1.1.A of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

               "Termination Date" means the earlier of (a) July 1, 1997 or (b) the date specified by Bank pursuant to SECTION 6.1 hereof.

     SECTION 3. AMENDMENT OF MAXIMUM AMOUNT OF COMMITMENT. SECTION 1.1.B of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:


               MAXIMUM AMOUNT OF COMMITMENT 1.1.B The "Maximum Amount" of the Commitment shall be the amount determined as follows: (a)

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     from and including March 21, 1997, until the close of business on Friday,
     April 18, 1997, the Maximum Amount is $5,000,000; and (b) at the close of business on Friday, April 18, 1997, and at the close of business on each Friday thereafter, the Maximum Amount shall be reduced by $250,000 below the value of the Maximum Amount in effect immediately preceding such weekly reduction, UNTIL the Maximum Amount shall have been reduced to $4,000,000, whereupon the Maximum Amount shall not reduce further.

     SECTION 4. DELETION OF LETTER OF CREDIT SUBLIMIT. SECTION 1.1.C of the Credit Agreement is hereby deleted in its entirety and shall no longer be of any force and effect. In connection therewith, any reference in the Credit Agreement to any Application, any Letter of Credit, the L/C Obligations or the Letter of Credit Sublimit shall also be deemed to be of no further force and effect.

     SECTION 5.     AMENDMENT OF ADVANCE RATE FOR BORROWING BASE.
SECTION 1.2(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

               (i) The Advance Rate (the amount by which Net Eligible Receivables is multiplied in the Borrowing Base Certificate) shall be determined as follows: (a) from and including March 21, 1997 until the close of business on Friday, April 4, 1997, the Advance Rate is 75%; (b) at the close of business on Friday, April 4, 1997 until the close of business on Friday, April 18, 1997, the Advance Rate is 74%; and (c) at the close of business on Friday, April 18, 1997 and at the close of business on each Friday thereafter, the Advance Rate shall be reduced by 1% below the value of the Advance Rate in effect immediately preceding such weekly reduction, UNTIL the Commitment shall have been deemed terminated in accordance with
     SECTION 1.1.B of the Agreement.

     SECTION 6. AMENDMENT OF FINANCIAL COVENANTS. The financial covenants set forth in SECTION C of EXHIBIT B to the Credit Agreement are hereby amended and modified as follows:

               A. AMENDMENT OF TANGIBLE NET WORTH REQUIREMENT. SECTION C.1 of EXHIBIT B to the Credit Agreement is hereby modified to hereafter require Borrowers, on a consolidated basis, to maintain Tangible Net Worth (as calculated and adjusted in accordance with SECTION C.1 of EXHIBIT B to the Credit Agreement), at all times after the effective date of this First Amendment, in an amount equal to or greater than $3,500,000 LESS any write-offs required in accordance with GAAP of all or any portion of the Accounts which are currently outstanding and owing to any Borrower by Algo Marketing, Inc.

               B. DELETION OF INTEREST COVERAGE RATIO AND INSTITUTION OF MINIMUM EBITDA REQUIREMENT. The required ratio of EBITDA to interest expense set forth in SECTION C.2 of EXHIBIT B to the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the requirement that Borrowers, on a

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

     consolidated basis, shall maintain EBITDA (as calculated and adjusted in accordance with SECTION C.2 of EXHIBIT B to the Credit Agreement EXCEPT that such calculation and adjustment of EBITDA shall NOT give any effect to any write-offs required in accordance with GAAP of all or any portion of the Accounts which are currently outstanding and owing to any Borrower by Algo Marketing, Inc.) as of the end of each calendar month (commencing March 31, 1997) in an amount greater than zero.

     SECTION 7. ADDITIONAL EVENT OF DEFAULT. SECTION 6.1 of the Credit Agreement is hereby amended by adding an additional Event of Default thereto in the form of a new subparagraph (n) as follows:

               (n) Borrowers fail to cause to be delivered to Bank, on or before May 31, 1997, a landlord's subordination agreement from each and every landlord of any real property location which is occupied, but not owned, by any of Borrowers, whereby such landlord(s) expressly subordinates any and all statutory, contractual or other liens which such landlord(s) may have against any of the Collateral to the liens and security interests of Bank which are evidenced by the Security Documents.

     SECTION 8. ACCOUNTS RECEIVABLE LOAN ADMINISTRATION PROCEDURES. Borrowers hereby acknowledge and agree that the "Accounts Receivable Loan Administration Procedures" attached hereto as EXHIBIT A is a true and correct copy of the "Accounts Receivable Loan Administration Procedures" which are described in SECTION 1.2(a) of the Credit Agreement, and that such procedures are and shall continue to be the same procedures utilized in determining the eligibility of Accounts for purposes of calculating the applicable Borrowing Base from time to time under the terms of the Credit Agreement.

     SECTION 9. SUBSEQUENT PLEDGE OF ALGO MARKETING, INC. NOTE RECEIVABLE. In connection with any and all Accounts which are currently outstanding and owing to any Borrower by Algo Marketing, Inc., Borrowers acknowledge and agree that they are currently negotiating repayment terms by Algo Marketing, Inc. of such Accounts which will be evidenced by one or more promissory notes, executed by Algo Marketing, Inc., payable to the order of the applicable Borrower(s) in the amount of the respective Accounts. Once said promissory note(s) are executed and delivered by Algo Marketing, Inc., Borrower shall promptly cause said promissory note(s) to be promptly pledged to Lender as additional Collateral for the Loans and all other obligations of the Borrowers under the Credit Agreement and all other Loan Documents. In connection therewith, Borrowers agree that after receipt of said promissory note(s), Borrowers shall cause the original promissory note(s) to be promptly delivered to Lender, appropriately endorsed by the applicable Borrower(s) in favor of Lender, and cause the applicable Borrower(s) to promptly execute and deliver to Lender any additional Security Documents which Lender shall require to evidence the pledge of said promissory note(s) to Lender as additional Collateral.

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

     SECTION 10. WAIVER OF FINANCIAL AND REPORTING COVENANTS. Borrowers have previously failed to timely provide to Lender the unaudited monthly and year-to-date financial statements of Borrowers, together with the accompanying Compliance Certificate, for the months ending January 31, 1997 and February 28, 1997, as required by the terms of SECTION 5.3 of the Credit Agreement and
SECTION 2 of EXHIBIT B to the Credit Agreement. Additionally, such monthly unaudited financial statements, once delivered to Lender, have confirmed that Borrowers have violated both the Tangible Net Worth requirement and the required ratio of adjusted EBITDA to interest expense for the periods ending January 31, 1997 and February 28, 1997 (such financial covenant compliance being required by the terms of SECTION 5.3 of the Credit Agreement and SECTIONS C.1 and C.2 of EXHIBIT B to the Credit Agreement). Borrowers have requested that Lender expressly waive such financial reporting and financial covenant violations described above. Accordingly, Lender hereby expressly waives such financial reporting and financial covenant violations by Borrowers, but only for the periods ending January 31, 1997 and February 28, 1997. In no way whatsoever is Lender waiving any financial reporting or financial covenant violations for any other periods of time, and the above-described waiver shall not apply to any other financial reporting or financial covenant violations which may now or hereafter occur in violation of the terms of SECTION 5.3 of the Credit Agreement and SECTIONS B and C of EXHIBIT B to the Credit Agreement, as amended hereby.

     SECTION 11. WAIVER OF ADDITIONAL INDEBTEDNESS NEGATIVE COVENANT VIOLATION. Borrowers have informed Lender that Tanisys Technology, Inc. ("Tanisys") has violated the terms of SECTION 5.1 of the Credit Agreement by incurring Indebtedness to various warrant holders in an original principal amount up to (but not exceeding) $1,000,000 in the aggregate (said indebtedness being convertible, at the option of Tanisys, into shares of Tanisys' common stock or other equity interests at a specified conversion price). Borrowers have requested that Lender expressly waive such violation by Tanisys of the provisions of SECTION 5.1 of the Credit Agreement. Accordingly, Lender hereby expressly waives such violation by Tanisys, so long as Tanisys retires or satisfies such Indebtedness by issuance of additional equity in the form of common stock or other equity interests of Tanisys, so long as such stock or other equity interests are not otherwise convertible at any time to Indebtedness. In no way whatsoever is Lender consenting to the repayment by Tanisys of any principal amounts outstanding under any of said warrant holder Indebtedness, other than by Tanisys exercising its option to convert the aggregate unpaid principal amounts of said Indebtedness into shares of Tanisys' common stock or other equity interests as discussed above. Only accrued interest owing under said Indebtedness through the earlier to occur of such conversion date or April 30, 1997 may be paid in cash by Tanisys to the respective warrant holder payees under said Indebtedness. This waiver by Lender shall be effective only for the above-described Indebtedness, and shall not apply to any and all other Indebtedness which may now or hereafter be incurred by any of the Borrowers in violation of the terms of SECTION 5.1 of the Credit Agreement.

     SECTION 12. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Lender that the representations and warranties contained in SECTION 3 of the Credit Agreement and in all of the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date. Except for the above-described Events of Default which have been waived by Lender pursuant to other provisions of this First Amendment, Borrowers hereby certify that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Additionally, Borrowers hereby represent and warrant to Lender that the resolutions of the Board of Directors of 1st Tech Corporation and Darkhouse Systems, Incorporated which are set out in the following described Secretary's Certificates remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked:

               (a)  That certain Borrowing Resolution for
     Corporations/Professional Associations and Secretary's Certificate dated June 18, 1996, executed and delivered to Agent by the Secretary of 1st Tech Corporation in connection with the Credit Agreement; and

               (b)  That certain Borrowing Resolution for
     Corporations/Professional Associations and Secretary's Certificate dated June 18, 1996, executed and delivered to Agent by the Secretary of Darkhorse Systems, Incorporated in connection with the Credit Agreement.

     SECTION 13. CONDITIONS. This First Amendment shall not become effective until each of the following shall have delivered to Lender in Proper Form: (a) a certificate of the Secretary or any Assistant Secretary of Tanisys, dated as of the date hereof, as to the resolutions of the Board of Directors of Tanisys ratifying all prior actions of Tanisys in connection with or related to the Credit Agreement and authorizing Tanisys' execution and delivery of this First Amendment and other Loan Documents required by Lender in connection herewith;
(b) one or more Security Agreements which are required by Lender to be executed and delivered by Tanisys in favor of Lender in order to evidence the requisite security interests against all Collateral which is now or hereafter owned by Tanisys and which is contemplated to secure the Loans and all other Indebtedness of Borrowers which is now or hereafter outstanding under the Credit Agreement and all other Loan Documents; and (c) copies of all existing lease agreements between any Borrower and the applicable landlord of any real property location which is occupied, but not owned, by any Borrower.

     SECTION 14. RATIFICATION. Borrowers hereby ratify and confirm that both the Note and the Credit Agreement, as amended hereby, are in full force and effect and are binding and enforceable against each Borrower in accordance with the terms thereof. Additionally, Borrowers (and Gary W. Pankonien, by his joinder below) confirm and ratify that the liens, security interests and assignments granted in each and all Security Documents previously executed and delivered in connection with the Loans are in full force and effect and continue to secure the Loans and all other Indebtedness of Borrowers which is now or hereafter outstanding under the Credit Agreement, as amended hereby, and any other Loan Documents. Without limitation, such Security Documents include (a) those certain General Security Agreements dated effective May 20, 1996, executed and delivered by 1st Tech Corporation and Darkhorse Systems, Incorporated, respectively, (b) that certain Security Agreement-Pledge of Certificate of Deposit and Assignment of Deposit Accounts dated effective May 20, 1996, executed and delivered by 1st Tech Corporation,
(c) that certain Third Party Security Agreement-Pledge dated effective May 20, 1996, executed and delivered by Gary W. Pankonien, and (d) that certain Third Party Security Agreement-Accounts and General Intangibles dated effective December 17, 1996, executed and delivered by Tanisys. Borrowers and (Gary W. Pankonien, by his joinder below) acknowledge and agree that the above-described Security Agreements were executed and delivered by the respective parties thereto prior to Tanisys becoming a Borrower under the terms of the Credit Agreement. Notwithstanding such fact, Borrowers (and Gary
W. Pankonien, by his joinder below) acknowledge and agree that the terms "secured indebtedness," "indebtedness secured hereby" and any similar reference set forth in any of such Security Agreements includes any and all Loans, as well as all other Indebtedness of any character or kind of any of the Borrowers (including Tanisys), which are now or hereafter outstanding under the terms of the Credit Agreement or any of the other Loan Documents.
In furtherance of the foregoing provisions, each of the Borrowers GRANTS, CONVEYS and ASSIGNS to Lender (in accordance with, and pursuant to the terms of, the above-described Security Agreements) a lien against, security interest in and assignment of all Collateral covered by said Security Agreements which is now or hereafter owned by any Borrower for purposes of securing any and all Loans, as well as all other Indebtedness of any character or kind of any Borrowers (including Tanisys), which are now or hereafter outstanding under the terms of the Credit Agreement or any of the other Loan Documents.
Finally, Borrowers (and Gary W. Pankonien, by his joinder below) further acknowledge and agree that Chemical Bank has changed its name to The Chase Manhattan Bank, and as a result, any reference in any of the Loan Documents to "Chemical Bank" shall be deemed to refer to "The Chase Manhattan Bank."

     SECTION 15. LIMITATIONS. The consents, amendments and waivers set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver, amendment or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly waived, modified or amended hereby, the terms and provisions of the Credit Agreement, the Notes and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

     SECTION 16. PAYMENT OF EXPENSES. Borrowers agree, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save Lender harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of counsel for Agent and other charges which may be payable in respect of, or in respect of any modification

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

of, the Credit Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

     SECTION 17. DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     SECTION 18. ENTIRE AGREEMENT. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

     SECTION 19. COUNTERPARTS; FACSIMILE SIGNATURES. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with Borrowers and Lender. To facilitate the execution and delivery of this First Amendment and any other Loan Documents required by Lender in connection herewith, the parties hereto may execute and exchange facsimile counterparts of the signature pages of this First Amendment and any of such other Loan Documents required by Lender in connection herewith, and facsimile counterparts of such signatures pages shall serve as originals of this First Amendment and any such other Loan Documents.

     SECTION 20. REFERENCES TO CREDIT AGREEMENT. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the term "Agreement" shall mean the Credit Agreement, as amended by this First Amendment.

     SECTION 21. RELEASE OF CLAIMS. BORROWERS (AND GARY W. PANKONIEN, BY HIS JOINDER BELOW) EACH HEREBY RELEASE, DISCHARGE, AND ACQUIT FOREVER LENDER, TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL FROM ANY AND ALL CLAIMS EXISTING AS OF THE EFFECTIVE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY THE APPLICABLE PERSON OR ENTITY, IF LATER). AS USED HEREIN, THE TERM "CLAIMS" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, COSTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS, PENALTIES, ATTORNEYS' FEES, DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER RELATING TO THE LOANS AND THE CREDIT FACILITY GOVERNED BY THE CREDIT AGREEMENT, INCLUDING WITHOUT LIMITATION, CLAIMS FOR BREACH OF CONTRACT, BREACH OF COMMITMENT, OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS,

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UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATION OF LAWS, OR
REGULATIONS OR OTHERWISE.  THIS RELEASE SHALL BE BINDING UPON BORROWERS, GARY
W. PANKONIEN, AND THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

                                       1ST TECH CORPORATION,
                                       a Delaware corporation

                                       By:    /s/ Mark C. Holliday
                                          ---------------------------------
                                            Mark C. Holliday
                                            Chairman and CEO

                                       By:    /s/ Gary W. Pankonien
                                          ---------------------------------
                                            Gary W. Pankonien
                                            President and COO


                                       TANISYS TECHNOLOGY, INC.,
                                       a Wyoming corporation

                                       By:    /s/ Mark C. Holliday
                                          ---------------------------------
                                            Mark C. Holliday
                                            Chairman and CEO


                                       DARKHORSE SYSTEMS, INCORPORATED,
                                       a Delaware corporation

                                       By:    /s/ Mark C. Holliday
                                          ---------------------------------
                                            Mark C. Holliday
                                            Chairman and CEO

                                       By:    /s/ Gary W. Pankonien
                                          ---------------------------------
                                            Gary W. Pankonien
                                            President and COO


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

                                       THE CHASE MANHATTAN BANK,
                                       a New York banking corporation,

                                       By:    /s/ George Louis McKinley
                                          ---------------------------------
                                            George Louis McKinley
                                            Vice President


     The undersigned (a) acknowledges and consents to the execution of the foregoing First Amendment, (b) confirms that any Security Agreement previously executed or joined in by the undersigned with respect to the Indebtedness governed by the Credit Agreement applies and shall continue to apply to all Indebtedness evidenced by or arising pursuant to the Credit Agreement, as amended hereby, or any other Loan Documents, notwithstanding the execution and delivery of this First Amendment by Borrowers and Lender, (c) acknowledges that without this consent and confirmation, Lender would not agree to the modifications of the Credit Agreement and the various waivers which are evidenced by the foregoing First Amendment, and (d) joins in the execution and delivery of the ratification provisions of SECTION 13 of the foregoing First Amendment and the release of claims provisions of SECTION 20 of the foregoing First Amendment.

                                       /s/ Gary W. Pankonien
                                       ----------------------------------
                                       GARY W. PANKONIEN



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